Exhibit 99.1

VIVAKOR PROVIDES UPDATE ON CLOSING OF MERGER WITH EMPIRE

DIVERSIFIED ENERGY

Empire’s Port Infrastructure to Provide Synergies for Vivakor to Boost Revenue and Growth

DALLAS, TX / ACCESSWIRE / October 30, 2024 / Vivakor, Inc. (NASDAQ:VIVK) (“Vivakor” or the “Company”), an integrated provider of energy transportation, storage, reuse, and remediation services, today provided an update on the anticipated merger with Empire Diversified Energy, Inc. (“Empire” and the “Merger”, respectively). The Merger, which was previously announced to close in 2024, is now being revised to the first quarter of 2025. This guidance is being revised due to the delay in Vivakor closing its recent acquisition of the Endeavor Entities, which was effective on October 1, 2024.

Pursuant to the terms of the Merger, as previously announced, Vivakor would acquire all the outstanding shares of Empire’s common and preferred stock, on an as-converted basis, for net consideration of 67,200,000 shares (the “Consideration Shares”) of Vivakor common stock, resulting in Empire becoming a wholly-owned subsidiary of Vivakor upon the closing. At the time of closing, 7.5% or 5,040,000 of the Consideration Shares shall be held in escrow for the 12-months subsequent to closing for the purpose of indemnifying Vivakor and its shareholders for the representations, warranties and covenants of Empire contained in the definitive agreement memorializing the Merger. Empire shall cause a minimum of 65% or 43,680,000 of the Consideration Shares to be subject to a lock-up agreement for the 12-month period after the closing of the Merger, coupled with certain insider sales restrictions thereafter. Empire is required to have a minimum of $2.5 million in unrestricted cash on hand at the time of closing of the Merger.

The closing of the Merger is subject to stockholder approval of each company, Vivakor’s receipt of a satisfactory fairness opinion to the underlying transaction, and the effective registration of the Consideration Shares pursuant to a Registration Statement on Form S-4, among other matters.

“Merging with Empire will provide an immediate platform to expand sustaintable-energy technologies across our logistics platform,” said James Ballengee, Chairman, President, & CEO. “Empire will strategically integrate with our recent acquisition of the Endeavor Entities and create opportunities and revenues previously unavailable to Vivakor.”

About Empire Diversified Energy, Inc.

Empire Diversified Energy, Inc. (OTC: MPIR) is a multifaceted holding company with business units in sustainable energy and logistics. Empire’s primary location is in Follansbee, West Virginia, along the Ohio River, where it operates the Port of West Virginia (the “Port”) within its Eco-Industrial Complex, containing nearly 1,000 acres of contiguous land serving as a crossroads of the East Coast and Midwest through its trimodal truck, maritime, and rail terminal facility. Empire is currently deploying a host of innovative and sustainable technologies serving the transportation, recyclable waste, steel, warehousing, and other energy sectors to help decarbonize the region.

In addition, Empire’s flagship waste-to-energy pyrolysis plant, which is slated to commence commercial operations in the upcoming months, provides commercial grade pyrolysis oil to be used as a blendstock in petroleum products. The plant is designed to recycle as much as 70 tons of plastics per day through an environmentally friendly and low-emission pyrolysis process. Additionally, the U.S. Department of Energy’s Office of Clean Energy Demonstrations (OCED) has selected the Appalachian Regional Clean Hydrogen Hub (ARCH2) as a recipient of up to $925 million in funding to advance the development of hydrogen projects throughout West Virginia, as well as parts of eastern Ohio and western Pennsylvania. Empire was selected from more than 80 initial applicants and is slated to receive a portion of the OCED funds to assist in the engineering and buildout of an anaerobic digester project at the Port as part of the ARCH2 project consortium.

For more information about Empire, please visit www.empirediversifiedenergy.com and www.empiregreengen.com.

About Vivakor, Inc.

Vivakor, Inc. (NASDAQ:VIVK), is is an integrated provider of energy transportation, storage, reuse, and remediation services. Vivakor’s strategy is to develop, acquire, accumulate, and operate assets, properties, and technologies in the energy sector. Its integrated trucking and facility assets provide crude oil and produced water transportation, gathering, storage, reuse, and remediation services under long-term contracts.

For more information, please visit our website: http://vivakor.com

Cautionary Statement Regarding Forward-Looking Statements

This news release may contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. Forward-looking statements may be identified but not limited by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” or “continue” and variations or similar expressions. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including, but not limited to, , the expected transaction and ownership structure, the valuation of the transaction, the likelihood and ability of the parties to successfully and timely consummate planned acquisitions, the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Vivakor or the expected benefits of the such transaction, our ability to maintain the listing of our securities on The Nasdaq Capital Market, the parties failure to realize the anticipated benefits of pending transactions, disruption and volatility in the global currency, capital, and credit markets, changes in federal, local and foreign governmental regulation, changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks, our ability to successfully develop products, rapid change in our markets, changes in demand for our future products, and general economic conditions.

These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in Vivakor’s filings with the U.S. Securities and Exchange Commission, which factors may be incorporated herein by reference. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Vivakor and the Endeavor Entities or the date of such information in the case of information from persons other than Vivakor and the Endeavor Entities, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Endeavor Entities industries and markets are based on sources we believe to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Investor Contact:

Phone: (949) 281-2606

info@vivakor.com

SOURCE: Vivakor, Inc.